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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


           Date of Report (Date of Earliest Event Reported)  April 17, 1998
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                               Raychem Corporation
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               (Exact Name of Registrant as Specified in Charter)



               Delaware                   2-15299                 94-1369731
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(State or other jurisdiction of     (Commission File No.)     (I.R.S. Employer
        incorporation)                                       Identification No.)




                             300 Constitution Drive
                          Menlo Park, California 94025
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              (Address of principal executive offices and zip code)


          Registrant's telephone number, including area code:  (650) 361-3333
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          (Former Name or Former Address, if changed since last Report)



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Item 5.  Other Events.

        At a meeting of the Board of Directors (the "Board") of Raychem Corporation (the "Company") on April 17 , 1998, the Board amended and restated the Company's Bylaws (the "Bylaws") to read in their entirety as set forth in
Exhibit 3(ii) hereto. The amendments to the Bylaws, among other things, add advance notice requirements and procedures for the submission by stockholders of nominations for board of directors and of other proposals to be presented at annual stockholder meetings. (See Article I, Section 1 of the Amended and Restated Bylaws).

Item 7.  Exhibits.

        3(ii)  Amended and Restated Bylaws of Raychem Corporation



                     [REST OF PAGE INTENTIONALLY LEFT BLANK]



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                                    SIGNATURE



        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                               RAYCHEM CORPORATION



                                    By:     /s/ Karen O. Cottle
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                                            Karen O. Cottle,
                                            Vice President, General Counsel
                                            and Secretary



Date:  April 28, 1998




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                                  EXHIBIT INDEX


Exhibit             Description
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
      3(ii)         Amended and Restated Bylaws of Raychem Corporation